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                                                                   EXHIBIT 10.15

                             AREMISSOFT CORPORATION
                             (a Nevada Corporation)
                               and its subsidiary
                    LK GLOBAL HEALTHCARE SYSTEMS (UK) LIMITED
                     --------------------------------------

                           CONVERTIBLE PROMISSORY NOTE
                            $500,000 PRINCIPAL AMOUNT
                               DUE JANUARY 1, 2000
                      -------------------------------------

               NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON
         CONVERSION HEREOF AS PROVIDED HEREIN HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED
                        OR UNDER THE LAWS OF ANY STATE OR
                               OTHER JURISDICTION.



$500,000                                                       December 18, 1998


        1. Note.

               1.1 AREMISSOFT CORPORATION, a Nevada corporation and its subsidiary LK GLOBAL HEALTHCARE SYSTEMS (UK) LIMITED (collectively, "Borrower"), for value received hereby promises to pay to the order of Arthur D. and Marie E. Sterling (the "Lender") the principal amount of Five Hundred Thousand Dollars ($500,000) by January 1, 2000 (the "Due Date"), together with interest from December 18, 1998 accruing at the rate of eight percent (8%) per annum on the outstanding principal until paid or converted, as provided in Section 3 below, and without any rights of demand for payment prior to the Due Date.

               1.2 All amounts due hereunder shall be paid to Lender on the Due Date and at the address to be provided and specified in writing by the Lender.

               1.3 On and after the effective date of an initial public offering ("IPO") of AremisSoft Corporation's Common Stock registered with the United States Securities and Exchange Commission ("SEC"), Borrower shall have the right to prepay any and all amounts due pursuant to this Note prior to the Due Date and without penalty; provided, however, that Borrower shall give the Lender not less than twenty (20) calendar days prior written notice of its intent to prepay. The Lender may convert this Note into Shares, as provided in Section 3 below, at any time within such twenty (20) calendar day notice period.



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        2. Collateral.

               2.1. This Note shall be secured by a security interest in, and a lien on, certain receivables of LK Global Healthcare Systems (UK) Limited, as more fully set forth in a separate Collateral Agreement (Deed of Charge) executed simultaneously with this Note and recorded pursuant to Section 401(2) of the Companies Act 1985 in the United Kingdom. The security interest granted hereby shall be subordinate to existing liens and charges to Barclays Bank Plc and its affiliate Barclays de Zoete Wedd Ltd. (collectively, "Barclays") securing any indebtedness of Borrower to Barclays.

        3. Conversion.

               3.1 Lender shall have the right, but not obligation, to convert any and all amounts of outstanding principal and accrued and unpaid interest into shares of AremisSoft Corporation's fully paid and nonassessable Common Stock (the "Shares"). The exact number of Shares to be delivered to the Lender shall be determined by dividing the amount of all such principal and interest by $6.00 per Share, as adjusted to give effect to any stock split, reverse stock split, capital reorganization or like event (the "Conversion Price"). Notwithstanding the foregoing, the Conversion Price shall be $5.00 per Share, as adjusted to give effect to any stock split, reverse stock split, capital reorganization or like event, in the event that AremisSoft Corporation completes an IPO at an offering price of less than $9.00 per share, as adjusted to give effect to any stock split, reverse stock split, capital reorganization or like event.

               3.2 Upon conversion, the Lender shall surrender this Note duly endorsed, and shall deliver to the Company a Notice of Conversion, in the form attached hereto as Exhibit A, at the principal executive offices of Borrower, or such other location as is identified to the Lender in writing, and shall state therein the name and the amount or amounts in which the certificate or certificates for Shares are to be issued. Borrower shall, as soon as practicable thereafter, issue and deliver the certificate(s) to the Lender at the address provided by the Lender. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the Note and the Lender shall be treated for all purposes as the record holder or holders of such Shares as of such date.

               3.3 In no event shall Borrower issue any certificate evidencing any fraction of a Share, but in lieu thereof shall pay cash for such fraction at the Conversion Price.

               3.4 AremisSoft Corporation shall reserve and keep available out of its authorized but unissued shares of Common Stock the full number of whole shares then deliverable upon the conversion of the entire principal and any accrued and unpaid interest of this Note.

               3.5 The Lender understands that the right of conversion of this
Note is subject to full compliance with the provisions of applicable securities laws and any exemptions thereunder.



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        4. Registration Rights.

               4.1 The Lender may, at any time, make a written request ("the Registration Request") to Borrower for registration of all or part of the Shares, converted pursuant to Section 3 above, under and in accordance with all federal and state securities laws (the "Demand Registration"). Upon receipt of a Registration Request, Borrower shall as promptly as practicable, and in no event later than one hundred twenty (120) calendar days after the Registration Request is made, file with the SEC a registration statement covering such Shares. Borrower shall be obligated to effect not more than one (1) Demand Registration. If, after the Registration Request, the Lender withdraws its Shares from registration such Demand Registration will be deemed to have occurred

               4.2 If, at any time, Borrower shall determine to register any securities of AremisSoft Corporation for its own account or for the account of others, other than a registration relating solely to "employee benefit plans" (Form S-8), or a registration relating solely to a Commission Rule 145 transaction (Form S-4), or a registration on any registration form which does not permit secondary sales, Borrower will give written notice to the Lender of its intention to effect such a registration not later than thirty (30) calendar days prior to the anticipated date of filing with the SEC of a registration statement with respect to such registration. Such notice shall offer the Lender the opportunity to include in such registration statement all or part of the Shares, converted pursuant to Section 3 above (a "Piggyback Registration"). Subject to the provisions hereof, Borrower shall include in such Piggyback Registration all Shares with respect to which Borrower has received a written request from the Lender for inclusion therein within fifteen (15) calendar days after the receipt by the Lender of Borrower's notice.

               4.3 If a Demand or Piggyback Registration is being made with respect to an underwritten primary registration on behalf of AremisSoft Corporation and the managing underwriter or underwriters advise Borrower in writing that in their opinion the total number or dollar amount of securities of any class requested to be included in such registration is sufficiently large to adversely affect the success of such offering, Borrower shall include in such registration: (i) first, all securities Borrower proposes to sell to the public, the proceeds of which shall go to Borrower, (ii) second, up to the full number of the Shares requested to be included in such registration in excess of the number or dollar amount of securities Borrower proposes to sell which, in the opinion of such managing underwriter or underwriters, can be sold without adversely affecting the offering.

        5. Accredited Investor.

        The Lender represents that it is an "accredited investor," as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended.


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        6. Noteholder Not a Shareholder.

        No holder of this Note, solely by virtue of the ownership of this Note, shall be considered a shareholder of Borrower for any purpose, nor shall anything in this Note be construed to confer on any holder any rights of a shareholder.

        7. Amendments.

        No amendment, modification or waiver of any provision of this Note nor consent to any departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        8. Successors and Assigns.

        This Note shall be binding upon Borrower and its successors and assigns and the terms hereof shall inure to the benefit of the Lender and his successors and assigns, including subsequent holders hereof.

        9. Severability.

        The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

        10. Governing Law.

        This Note has been executed in and shall be governed by the laws of the State of Indiana without regard to the conflicts of law provisions thereof.

        11. Replacement of Note.

        Upon receipt of evidence satisfactory to Borrower of the loss, theft, mutilation, or destruction of any Note, Borrower will make and deliver a new Note, of like tenor, at the request of the Lender or other holder of such Note.

        12. Counterparts.

        This Note may be executed in one or more counterparts (including by facsimile), each of which when taken together shall constitute one and the same instrument.



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        IN WITNESS WHEREOF, the parties have executed and delivered this Note as of December __, 1998.




BORROWER:                   AREMISSOFT CORPORATION,
                            a Nevada corporation




                            Roys Poyiadjis, President


                            LK GLOBAL HEALTHCARE SYSTEMS (UK)
                            LIMITED



                            -----------------------------------------
                            Dr. Lycourgos K. Kyprianou, Director


Attested to by:



-------------------------------
Dr. Lycourgos K. Kyprianou,
Secretary of AremisSoft Corporation



LENDER:                     ARTHUR D STERLING




                            -------------------------


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                                    EXHIBIT A


                              NOTICE OF CONVERSION


        The undersigned holder of a convertible note (the "Note") due January 1, 2000, in the original principal amount Five Hundred Thousand Dollars ($500,000) of AremisSoft Corporation, a Nevada corporation (the "Company") and its subsidiary LK Global Healthcare Systems (UK) Limited hereby exercises the option to convert the Note into ___________ shares of Common Stock of the Company in accordance with the terms of the Note, and directs that the shares issuable upon the conversion be issued in the name of ___________ and delivered to ______________ at the following address:




        The number of shares to be received in the conversion is ________________. _____,___ This Notice of Conversion is executed by the holder of the Note as of this __ day of ______

                                       HOLDER:

                                       -------------------------------


                                       -------------------------------
                                       (Please Print Name)


                                       -------------------------------
                                       (Title, if applicable)


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